Exhibit 32.3


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Annual Report on Form 10-K of Ferrellgas, L.P. ("the Partnership") for the year ended July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ferrellgas, L.P. at the dates and for the periods indicated.

     The  foregoing  certification  is made  solely  for  purposes  of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).


     This certification is being furnished to the SEC and is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, this certification is not to be incorporated by reference into any registration statement of the Partnership or other filing of the Partnership made pursuant to the Exchange Act or Securities Act, unless specifically identified as being incorporated therein by reference.



Dated:  October 20, 2003

                                 /s/ James E. Ferrell
                                 -----------------------------------------------
                                 James E. Ferrell
                                 Chairman, President and Chief Executive Officer of Ferrellgas, Inc., the Partnership's general partner

                                 /s/ Kevin T. Kelly
                                 -----------------------------------------------
                                 Kevin T. Kelly
                                 Senior Vice President and Chief Financial
                                 Officer of Ferrellgas, Inc., the Partnership's general partner

*A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Partnership